UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2020

Vislink Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35988	20-5856795
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Bilby Road, Suite 15, Building 2

Hackettstown, NJ 07840

(Address of principal executive offices)

Registrant’s telephone number, including area code: (941) 953-9035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VISL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02	Results of Operations and Financial Conditions.

On November 12, 2020, Vislink Technologies, Inc. (the “Company” or “Vislink”) issued a press release, a copy of which is furnished herewith as Exhibit 99.1, announcing the Company’s financial results for the quarter ended September 30, 2020 (the “Press Release”).

The information contained in Item 2.02 of this Current Report on Form 8-K, including the Press Release, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this communication and the Press Release are forward-looking statements that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995.

The Press Release contains forward-looking statements that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact included in the Press Release, including those regarding the Company’s strategy, future operations, future financial position, effects of any contemplated cost-savings measures, changes to its product offerings or changes to its lines of business, projected expenses, prospects, plans, objectives of management and financial reporting abilities, maintenance of new product pipeline and technical innovation, the Company’s expected focus on financial discipline and cost reduction efforts, any planned adjustments to its workforce, expected market opportunities across the Company’s operating segments, the Company’s expectations as to the effects of its contemplated cost-savings measures, changes to its product offerings or changes to its lines of business, including operational efficiencies and future capital allocation, the effects of the COVID-19 pandemic, the sufficiency of the Company’s capital resources to fund the Company’s operations and any statements regarding future results are forward-looking statements. Vislink may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in any forward-looking statements such as the foregoing and you should not place undue reliance on such forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties, including those discussed in Vislink’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on April 1, 2020 and in subsequent filings with, or submissions to, the SEC.

The statements made in this Current Report on Form 8-K and the Press Release speak only as of the date stated herein, and subsequent events and developments may cause the Company’s expectations and beliefs to change. While the Company may elect to update these forward-looking statements publicly at some point in the future, the Company specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date after the date stated herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a regular meeting of the Board of Directors of the Company held on November 10, 2020, the Board amended and restated the Company’s Amended and Restated Bylaws (as amended and restated, the “Second Amended and Restated Bylaws”). The restatement of the Company’s bylaws became effective immediately upon their adoption by the Board. The Board amended and restated the Company’s bylaws to, among other things: (i) reflect the Company’s earlier name change from xG Technology, Inc. to Vislink Technologies, Inc. and (ii) implement a number of modifications and clarifications in order to enhance the governance of the Company, and improve the organization and clarity of the bylaws, including but not limited to the key changes in the Second Amended and Restated Bylaws as summarized below:

●	Name Change. The title of the bylaws has been amended to reflect the Company’s name as Vislink Technologies, Inc.

●	Article II, Section 1 (Meetings of Stockholders - Place of Meetings). This section explicitly authorizes holding a meeting by means of remote communication, as permitted under the General Corporation Law of the State of Delaware (the “DGCL”).

●	Article II, Section 4 (Meetings of Stockholders - Notice of Meeting). This section (i) allows such notices to be delivered electronically in certain circumstances, as permitted under the DGCL, and (ii) specifies how stockholders may waive or be deemed to waive notice of a meeting in accordance with the DGCL.

●	Article II, Section 6 (Meetings of Stockholders - Quorum). This section has been revised to provide that, where a quorum is not present at a meeting of stockholders, either the chair of the meeting or the holders of a majority of the voting power of the shares present in person or represented by proxy may adjourn the meeting until a quorum is present.

●

Article II, Section 11 (Meetings of Stockholders - Advance Notice of Stockholder Business and Director Nominations). This section has been added in order to (i) specify the manner in which a person can be nominated by a stockholder for election to the Board and (ii) set forth the procedures by which a stockholder may nominate a person for election to the Board at an annual or special meeting of stockholders. Among other things, in order to nominate a person for election, the stockholder must provide written notice properly furnished to the Company, in the case of an annual meeting, not later than the close of business not less than 90 days and not more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders, which notice period is adjusted if the annual meeting is not scheduled to be held within a period that commences 30 days before such anniversary date and ends 30 days after such anniversary date, or if no annual meeting was held in the preceding year. Additionally, the stockholder must provide certain information in a written questionnaire to the Company regarding the nominee, the nominating stockholder and certain related persons.

This section further clarifies that only persons who are nominated in accordance and compliance with the procedures set forth in Section 11(b) of Article II, including those nominated by the Board or a committee thereof, will be eligible for election to the Board of Directors at an annual meeting of stockholders.

●	Article III, Section 7 (Directors - Number and Vacancies). This section has been revised to provide that, subject to the rights of the holders of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the number of directors shall be fixed by Board resolution. This section further specifies that any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors (including a sole director), and that a vacancy on the Board of Directors created by reason of an increase in the number of directors may be filled by election by the Board of Directors for a term of the office continuing only until the next election of directors by the stockholders.

The preceding discussion of the modifications to the Company’s bylaws is qualified in its entirety by the text of the Second Amended and Restated Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Second Amended and Restated Bylaws of the Company
99.1	Press Release of the Company, dated as of November 12, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISLINK TECHNOLOGIES, INC.
Date: November 12, 2020

	By:	/s/ Carleton M. Miller
	Name:	Carleton M. Miller
	Title:	Chief Executive Officer